UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-07414

The Santa Barbara Group of Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

107 South Fair Oaks Boulevard, Suite 315, Pasadena, CA 91105

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

626-844-1440

Date of fiscal year end:  3/31/07

Date of reporting period:3/31/07

Item 1.  Reports to Stockholders.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

THE BENDER GROWTH FUND

THE MONTECITO FUND

ANNUAL REPORT

MARCH 31, 2007

The Bender Growth Fund

Dear Shareholder,

For most of fiscal 2006, growth equities remained relatively out of favor versus other asset classes.  This is likely due to the fact that investors were unwilling to shift out of sectors that have performed well, or a fear of growth stocks in general after their experience with the bear market in technology stocks at the beginning of the decade.  While this is understandable, it is unlikely that value stocks will continue to lead the market as the economy decelerates.  While growth stocks have been fighting the headwinds of rising short-term interest rates since June of 2004, recent economic data and the actions of the Federal Reserve suggest growth stocks might once again become favorable to investors in the near future.

The first half of fiscal 2006 was characterized by worries of markedly higher inflation as evidenced by the rise in Treasury yields from 4.39% in January to 5.24% in June, concurrent with the Federal Reserve’s last hike in short-term rates to 5.25%.  Since their peak in June at 5.24%, Treasury yields have been inverted with short-term rates.  This inversion currently stands at approximately 61 basis points.

As the market grew concerned with the potential for higher inflation, the Bender Growth Fund’s performance was negatively impacted by technology stocks, which were impacted by inquiries into option accounting.  Retail stocks also contributed negative performance as their prices were impacted by a fear of a deceleration in GDP.  While both of these issues caused temporary turmoil in growth stock valuations, they ultimately proved to be overreactions.

As we have stated for several months, we feel the economy is heading into a mid-cycle slowdown, and that inflation readings will remain largely benign.  Recent data noting a deteriorating housing market and waning consumption will likely start to focus investors attention on the fact that inflation statistics are actually decelerating.  Most of the economic data released in the past several weeks points towards diminishing GDP growth and inflation.  This helps explain why many commodity prices have come down in recent weeks, and correlates with the recent reduction in analysts S&P 500 earnings forecasts to just 5.1% for the first quarter.

Upon examination of the Fed’s current monetary policy, it seems they have succeeded in engineering a neutral Federal Funds rate for the economy.  When the Fed raised short-term rates early in the 1980s, 1990s, and 2000 expansions, they tightened until employment slowed enough to make sure a wage-price spiral was not taking hold. Over the past three quarters, unit labor costs have averaged 0.8%.  While the unemployment rate remains low on a historical basis at 4.6%, this is an increase from the 4.4% rate reached in recent months.  A move to 4.8% would probably cause the Fed to consider a reduction in short-term rates.  Further evidence of low and slowing inflation can be found in the US consumption price deflator (CPD).  For the fourth quarter of 2006, the CPD came in at –0.8%, the lowest reading in 50 years.  For the past six months the CPD has increased at just a 1.9% annual rate, and it continues to slow.

It is remarkable that despite three years of strong global growth and a doubling in commodity prices, inflation has barely moved up in this period.  In fact, inflation readings are now lower than they were when the possibility of deflation was discussed in 2003-2004.  This speaks to the resiliency of productivity growth in the US, and the fact that companies worldwide have been forced to become more productive to remain competitive.

Looking at valuation, the S&P earnings yield stands at 6.54%, compared to the 4.64% 10-year Treasury yield.  Historically, these two figures tend to track closely together.  As these numbers have currently diverged, the implication is that stocks are undervalued vs. the level of interest rates.  After an advance to multi-year highs followed by a relatively significant correction, the S&P 500 sells at approximately 15.0x earnings.  For the first time in several years, both monetary policy and the economic environment are strongly favoring growth equities.  We expect the market to continue to shift its focus towards growth equities as the year progresses.

Sincerely,

Robert L. Bender

Reed G. Bender

Plain speaking about Common Sense Investing

The Montecito Fund

April 2007

Dear Fellow Shareholders of The Montecito Fund,

We started the portfolio management of the fund on November 1st 2005 with the net asset value being $10.09.  There have been $0.574 in distributions since then and as of the end of business on March 31st  2007 the net asset value was $11.57.  This has resulted in a total positive rate of return of $2.0574 per share or 20.63% for the seventeen months we have been directing the portfolio.   Last year on March 31st 2006 the fund net asset value was $10.74 and in the last year we have had distributions of $0.48.  This resulted in a total positive return of $1.318 per share or 12.33% for the trailing 12 months – the year this letter covers.  On March 31st 2007 the portfolio was invested 46% in Stocks, 20% in Real Estate / Asset Based Securities, 30% in Fixed Income and held 4% in Cash.

In our last annual letter we gave a large picture perspective of the three asset classes that we invest in – Equities, Real Estate / Asset Based Securities, and Fixed Income.  In the Semi-annual letter we mused about the long term perspective of interest rate movements over decades and generations.  For this letter I wanted to speak a little more specifically about a representative position we hold in each of the three asset classes and how they fit some of our disciplines.

Equities – I choose to use United Parcel Service (UPS) as a representative company in the equity portion of our portfolio.

One of our primary disciplines is to own companies that pay increasing dividends over the years.  UPS was founded in 1907 but only became a public company in 1999.  The first full year of being public (2000) it paid $0.68 cents a share in dividends.  In 2006 it paid $1.52 per share.  By any measure an incredible growth rate!  But why focus on dividends so much?  Because they are the distributed earnings to the owners of the corporation.  The earnings per share of the company will not provide the cash flow an investor needs to pay the bills, but dividends will.  Managements who understand that the shareholder is the owner of the corporation, and manage for the shareholders benefit, have our best interests in mind.  Normally when a corporation sets a dividend rate it is one that is sustainable into the future.  If it is constantly being raised then the core financial strength of the corporation is improving.

Another one of our disciplines is to have the top line revenues of the corporation increase over time.  If the top line is not growing then no matter how much cost cutting is done, or shares repurchased, eventually the returns to the shareholder will flatten out or decline.  UPS had record revenues of $47.5 billion dollars in 2006 up from $31.3 billion in 2002.  In fact when share repurchases are considered, revenues per share have more than doubled since coming public in 1999.

We look though the reports on our companies at things such as cash flow, debt levels, return on shareholder equity, and other statistics, but after all the numbers are crunched, it is the tenant of “Common Sense Investing” and reasonable valuation that will determine what we own, hold, and sell.

Common Sense reasons to own this company – The “Internet Bubble” may have come and gone, but the internet is here to stay and grow.  Every year more commerce is done on the internet.  And, once something is purchased it needs to get from seller to buyer – UPS.   Internationalization of commerce allows companies to create an idea in one country, engineer it in another, manufacture it in several others, and sell it in many.  The synchronization of the global commerce is the vision and mission of UPS.  They operate in over 200 countries and have the infrastructure in place to continue to expand internationally.  The internet bubble was hot and then died down, but UPS continues to profit from the fundamentals of that business.  International investing right now is the “hot topic”.  Will it die down?  Owners of UPS need not worry as they will profit well into the future on the globalization of business activity.

Real Estate and Asset Based Securities – For this category, let’s look at Lexington Realty Trust (LXP).

When we look at a REIT we want to see management adding value for shareholders long term as evidenced by the increasing dividend, growth of the portfolio through accretive acquisitions or development, and size of a portfolio that provides financial stability.

LXP came public in 1993 and has raised their dividend every year since then.  As important as the rental revenue of the portfolio increasing year after year has been the addition of properties to the portfolio.  The assets under management has grown over 20 times in that same period.  Most notably through a merger last year with Newkirk Realty.  Now the portfolio consists of over 365 properties in 44 states and The Netherlands.

This growth in size and the fact that many of the properties were purchased years ago at higher cap rates, allows the company to refinance much of its debt at substantially lower rates.  With this reduction in the cost of capital, the company will have further increased the available free cash flow for reinvestment and dividends.

Real Estate in a balanced portfolio helps three ways.  First it provides cash flows greater than we could get from fixed income securities, second it provides a long term hedge against the effects of inflation, and third it provides a non-correlated asset that reduces the volatility of the portfolio as a whole.

Fixed Income - Here I could choose almost any of the positions as interchangeable as they are all AAA rated, purchased at par or a discount, and have maturities that are staggered to control the overall duration of the portfolio.  But I will choose the most recent purchase – The Federal Home Loan Bank 5.625% due 3/30/2017.

This is actually the longest maturity in the fixed income portion of the portfolio at the moment.  It was chosen to extend the duration of the portfolio to approximately 3 years.  With the yield curve as inverted as it has been, and the Federal Reserve in a tightening mode for a number of years, there has been no advantage to extending the maturities of the portfolio.  We have been glad to have cash available to purchase at higher and higher rates as the Fed has tightened.  The predictability of further increases has diminished and as a result we have chosen to extend out the duration of the portfolio slightly.  Still, we will not sacrifice the safety of principal discipline that is paramount to our fixed income allocation.

The Portfolio as a Whole – For those investors who are new to the fund – and happily we have a good number of you this last year – I think it is very important to reiterate something that was in the first letter I wrote last year as it is the essence of what the fund is all about.

“The investing disciplines of the fund are common sense in their big picture and to those we add some of our own proprietary research and analytic tools.  We strive to bring the best concepts of long term investing to our investors in one investment vehicle.  By the melding of the three major asset classes investors have available, we should decrease volatility of the overall portfolio while at the same time allow for the long term rates of return from each asset class to be realized.   We have a discipline of being invested between 15 to 50 percent of the assets of the fund in each of these three asset classes.  While this allows us the flexibility to over and underweight each of the classes at various times, it does not allow us to morph into a fund that will be over concentrating in any one of those asset classes.  The lessons of the past show when managers have violated their own disciplines in search of short term performance, or perceived competitive pressures, they have in the end sacrificed the long term objectives of their investors and taken on unacceptable risk.  Our asset diversification discipline lowers volatility and allows for the additive benefits of rebalancing on a regular basis as well.  The most notable benefit of rebalancing is that it forces the sale of a portion of asset classes that have become overvalued in favor of investing in asset classes that are undervalued.  When done over a multiyear timeframe it has been proven to add to the performance of a diversified portfolio.”

Very few times do you get to beat your own drum and brag a bit.  Please indulge me a moment for one of those rare opportunities.  While we will caution that this fund is not managed for short term performance, but for long term total return, it is very gratifying to be ranked in the top 4% of the 1785 Balanced Allocation Funds that Thompson Financial  ranks for the trailing 12 months that ended March 31st 2007!   How do we account for this?  Quite simply by sticking to our disciplines of asset class diversification.  And, within that diversification we hold a greater percentage of Real Estate and Asset Based securities than most balanced funds.  Last year the Real Estate related securities performed remarkably well for us and provided some of that boost to our performance relative to our peer group.  We did lower our exposure to the sector a bit in February when the valuations in some of the holdings reached our “over valued” price levels and that timing turned out to be fortuitous.

Thank you once again for the opportunity to manage our fund.  We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns.  We welcome your comments as well.

Blake T. Todd

Portfolio Manager

The Bender Growth Fund

Growth of $10,000 From Commencement of Operations*

Through March 31, 2007

Performance Summary – For Periods Ended March 31, 2007

				Annualized
		5 Years	10 Years	Since
	1 Year	Annualized	Annualized	Inception*
The Bender Growth Fund:
Class A Shares:
Without Sales Charge	(5.34)%	3.62%	N/A	12.78%
With Sales Charge (1)	(10.77)%	2.40%	N/A	11.99%
Class C Shares:
Without Sales Charge	(6.72)%	2.30%	12.38%	9.91%
With Sales Charge (2)	(7.66)%	2.30%	12.38%	9.91%
Class Y Shares	(5.69)%	3.41%	13.51%	11.01%
S&P 500 (3)	11.83%	6.27%	8.20%	8.14%

(1) Adjusted for initial maximum sales charge of 5.75%.

(2) Adjusted for contingent deferred sales charge of 1% for redemptions occurring within one year of purchase.

(3) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Annualized since inception performance information is as of December 10, 1996.  The annualized since inception performance figure as of October 1, 1998 is 5.67%.

*Class C and Class Y commenced operations on December 10, 1996. Class A commenced operations on October 1, 1998.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

The Bender Growth Fund

Investment Performance For Periods Ended March 31, 2007

(1)

Performance figure shown here is representative of the period from December 10, 1996 through March 31, 2007.

(2)

Commenced operations October 1, 1998.

(3)

Commenced operations December 10, 1996.

  *

Adjusted for initial maximum sales charge of 5.75%.

 **

Adjusted for contingent deferred sales charge of 1%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Top 10 Holdings*	% of Net Assets	Portfolio Composition*	% of Net Assets
Gilead Sciences, Inc.	4.28%	Computer Services	15.06%
Google, Inc.- Class A	4.21%	Internet	15.00%
Apple Computer, Inc.	4.12%	Medical Instruments	11.30%
Monster Worldwide, Inc.	4.06%	Retail- Other	10.80%
Genentech, Inc.	4.01%	Medical- Biomedical	9.12%
eBAY, Inc.	4.01%	Retail- Restaurant/Specialty	8.55%
Starbucks Corp.	3.95%	Communications	6.44%
Coach, Inc.	3.93%	Semiconductors	5.88%
Ventana Medical Systems, Inc.	3.92%	Pharmaceutical	4.28%
Chico's FAS, Inc.	3.92%	Human Resources	4.06%
		Printing - Commercial	3.76%
		Healthcare - Services	3.48%
		Healthcare Products	2.82%
		Liabilities less Other Assets	(0.55%)
		Net Assets	100.00%

                                                                    *As of March 31, 2007.  Top ten holdings excludes short-term investments.

The Montecito Fund

Growth of $10,000 From Commencement of Operations*

Through March 31, 2007

Performance Summary – For Periods Ended March 31, 2007

Annualized Since

1 Year

Inception*

The Montecito Fund: (1)

Without Sales Charge

12.33%

4.35%

With Sales Charge (2)

 5.83%

    3.12%

S&P 500

11.83%

7.16%

60% S&P 500/40% Lehman Aggregate Bond..      9.80%

6.35%

(1) Effective November 1, 2005, the strategy of the Montecito Fund changed and Blake Todd assumed the role of Portfolio

      Manager.

(2) Adjusted for initial maximum sales charge of 5.75%.

*  The Montecito Fund commenced operations on April 15, 2002

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  The Lehman Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

The Montecito Fund

Investment Performance For Periods Ended March 31, 2007

(1)

Performance figure shown here is representative of the period from April 15, 2002  to March 31, 2007.

(2)

Commenced operations April 15, 2002.

  *

Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Top 10 Holdings*	% of Net Assets	Portfolio Composition*	% of Net Assets
U.S. TIP Bond, 1.875%, due 7/15/15	2.55%	Common Stock	46.32%
Freddie Mac, 5.60%, due 4/4/11	2.50%	U.S. Government Agencies	27.04%
FHLB, 5.625%, due 3/30/17	2.49%	Real Estate Investment Trusts	20.05%
Lexington Realty Trust- Conv Pref, 6.50%	2.37%	U.S. Treasury Bonds	2.55%
Freddie Mac, 5.75%, due 7/15/35	2.30%	Short-Term Investments	3.98%
Fannie Mae, 5.625%, due 10/20/11	2.08%	Other Assets Less Liabilities	0.06%
FHLB, 5.00%, due 2/28/08	2.08%	Net Assets	100.00%
FHLB, 3.50%, due 10/22/09	2.07%
General Electric Co.	2.07%
United Parcel Service, Inc.- Class B	2.05%

___________

*As of March 31, 2007.  Top ten holdings excludes short-term investments.

FHLB- Federal Home Loan Bank

TIP- Treasury Inflation Protected

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
SCHEDULE OF INVESTMENTS		March 31, 2007

		Market
Security - % of Net Assets	Shares	Value
COMMON STOCK - 100.55%
Communications - 6.44%
Broadcom Corp., Cl. A*	10,150	$ 325,510
QUALCOMM, Inc.	9,300	396,738
		722,248
Computer Services - 15.06%
Apple Computer, Inc.*	4,970	461,763
Cognizant Technology Solutions Corp.*	4,170	368,086
Network Appliance, Inc.*	11,620	424,362
Synopsys, Inc.*	5,850	153,445
VeriSign, Inc.*	11,180	280,842
		1,688,498
Healthcare- Products - 2.82%
Intuitive Surgical, Inc. *	2,600	316,082

Healthcare- Services - 3.48%
Healthways, Inc *	8,350	390,363

Human Resources - 4.06%
Monster Worldwide, Inc.*	9,600	454,752

Internet - 15.00%
Ditigal River, Inc. *	6,000	331,500
eBAY, Inc.*	13,560	449,514
Google, Inc. - Class A*	1,030	471,905
Yahoo!, Inc.*	13,700	428,673
		1,681,592
Medical- Biomedical - 9.12%
Celgene, Corp. *	3,400	178,364
Genentech, Inc.*	5,480	450,018
LifeCell Corp.*	15,800	394,526
		1,022,908
Medical Instruments - 11.30%
ArthroCare Corp.*	11,000	396,440
Kyphon, Inc.*	9,550	431,087
Ventana Medical Systems, Inc.*	10,500	439,950
		1,267,477

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2007

Security - % of Net Assets	Shares	Value
Pharmaceutical - 4.28%
Gilead Sciences, Inc.*	6,280	$ 480,420

Printing- Commercial - 3.76%
VistaPrint Ltd. *	11,000	421,300

Retail- Restaurant/Specialty - 8.55%
Panera Bread Co., Cl. A*	6,000	354,360
P.F. Chang's China Bistro, Inc.*	3,850	161,238
Starbucks Corp.*	14,140	443,430
		959,028
Retail- Other - 10.80%
Chico's FAS, Inc.*	18,000	439,740
Coach, Inc.*	8,800	440,440
Crocs, Inc. *	7,000	330,750
		1,210,930
Semiconductors - 5.88%
Marvell Technology Group Ltd.*	19,800	332,838
MEMC Electronic Materials, Inc. *	5,400	327,132
		659,970

TOTAL COMMON STOCK
(Cost - $7,918,386)		11,275,568

Total Investments - 100.55%
(Cost - $7,918,386)		-
Liabilities Less Other Assets - (0.55%)		11,214,207
NET ASSETS - 100.00%		$ 11,214,207

*Non-income producing security

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS		March 31, 2007

		Market
Security - % of Net Assets	Shares	Value
COMMON STOCK - 46.32%
Aerospace - 1.02%
General Dynamics Corp.	1,600	$ 122,240

Banks - 1.87%
Bank of America Corp.	1,500	76,530
CVB Financial Corp.	6,400	76,160
TriCo Bancshares	3,000	71,010
		223,700
Beverages - 2.32%
Anheuser-Busch Companies, Inc.	3,000	151,380
PepsiCo, Inc.	2,000	127,120
		278,500
Building Services - 1.14%
Masco Corp.	5,000	137,000

Chemicals - 3.44%
Ecolab, Inc.	3,000	129,000
Terra Nitrogen Company, L.P.	3,000	171,990
Valspar Corp.	4,000	111,320
		412,310
Commercial Services - 3.22%
Macquarie Infrastructure Co.	5,000	196,500
Paychex, Inc.	5,000	189,350
		385,850
Computer Services - 0.52%
FactSet Research Systems, Inc.	1,000	62,850

Conglomerates - 2.06%
General Electric Co.	7,000	247,520

Consumer Products - 1.77%
Kimberly-Clark Corp.	3,100	212,319

Containers - 1.09%
Bemis Co., Inc.	3,900	130,221

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2007

		Market
Security - % of Net Assets	Shares	Value
Food - 3.75%
H. J. Heinz Co.	3,000	$ 141,360
Kraft Foods, Inc.	3,000	94,980
Sysco Corp.	3,300	111,639
William Wrigley Jr. Co.	2,000	101,860
		449,839
Insurance - 2.01%
Aflac, Inc.	1,500	70,590
Arthur J. Gallagher & Co.	6,000	169,980
		240,570
Investment Management - 1.18%
T. Rowe Price Group, Inc.	3,000	141,570

Medical - 6.10%
Abbott Laboratories	4,000	223,200
Eli Lilly and Co.	2,500	134,275
Johnson & Johnson	4,000	241,040
Roche Holding AG - ADR	1,500	132,085
		730,600
Office Supplies - 1.07%
Avery Dennison Corp.	2,000	128,520

Oil & Gas - 4.84%
ChevronTexaco Corp.	2,500	184,900
Enerplus Resources Fund	3,000	126,660
Exxon Mobil Corp.	2,000	150,900
PetroChina Co. - ADR	1,000	117,090
		579,550
Retail - Building Products - 1.31%
Lowe's Companies, Inc.	5,000	157,450

Retail - Restaurants - 1.69%
McDonalds Corp.	4,500	202,725

Semiconductor - 1.87%
Intel Corp.	4,000	76,520
Maxim Integrated Products, Inc.	5,000	147,000
		223,520

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2007

		Market
Security - % of Net Assets	Shares	Value
Software - 0.93%
Microsoft Corp.	4,000	$ 111,480

Telecommunications - 1.07%
Qualcomm, Inc.	3,000	127,980

Transportation - 2.05%
United Parcel Service, Inc. - Class B	3,500	245,350

TOTAL COMMON STOCK
(Cost - $5,070,520)		5,551,664

REAL ESTATE INVESTMENT TRUSTS- 20.05%
Apartments - 1.13%
Apartment Investment & Management Co. - Pfd, 7.75%	5,300	135,309

Diversified - 5.43%
Entertainment Properties Trust - Conv Pfd, 5.75%	7,500	185,625
Investors Real Estate Trust	9,100	96,369
Lexington Realty Trust	4,000	84,520
Lexington Realty Trust - Conv Pfd, 6.50%	6,000	284,520
		651,034
Health Care - 3.53%
Health Care REIT, Inc. - Conv Pfd, 7.50%	7,200	228,672
Medical Properties Trust, Inc.	10,000	146,900
Senior Housing Property Trust	2,000	47,800
		423,372
Manufactured Homes - 2.43%
Sun Communities	4,000	124,080
UMH Properties, Inc.	11,000	167,200
		291,280
Office Property - 1.44%
HRPT Properties Trust	14,000	172,200

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2007

		Market
Security - % of Net Assets	Shares	Value
Shopping Centers - 1.40%
Ramco-Gershenson Properties Trust- Conv Pfd, 7.95%	4,600	$ 167,900

Storage - 1.68%
U-Store-It Trust	10,000	201,200

Warehouse - 3.01%
First Industrial Realty Trust, Inc.	5,000	226,500
Monmouth Real Estate Investment Corp. - Class A	15,500	133,610
		360,110
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost - $2,237,310)		2,402,405
	Principal
	Amount
U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.04%
Fannie Mae, 4.00%, due 2/25/08 (a)	200,000	198,096
Fannie Mae, 2.65%, due 6/30/08	200,000	194,298
Fannie Mae, 4.25%, due 5/12/09	200,000	197,104
Fannie Mae, 4.01%, due 10/7/09	200,000	195,812
Fannie Mae, 5.625%, due 10/20/11	250,000	249,716
Fannie Mae, 4.00%, due 12/9/11	250,000	240,533
Federal Home Loan Bank, 3.50%, due 10/22/07	200,000	198,114
Federal Home Loan Bank, 5.00%, due 2/28/08	250,000	249,596
Federal Home Loan Bank, 3.50%, due 10/22/09 (a)	250,000	247,690
Federal Home Loan Bank, 4.73%, due 7/20/10	200,000	197,903
Federal Home Loan Bank, 5.625%, due 3/30/17	300,000	298,990
Freddie Mac, 3.25%, due 10/26/07	200,000	197,806
Freddie Mac, 5.60%, due 4/4/11	300,000	300,003
Freddie Mac, 5.75%, due 7/15/35	275,248	275,452
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		3,241,113
(Cost - $3,241,432)

U.S. TREASURY BONDS - 2.55%
U.S. Treasury TIP Bond, 1.875%, due 7/15/15	312,165	305,154
(Cost - $306,088)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2007

		Market
Security - % of Net Assets	Shares	Value
SHORT TERM INVESTMENT - 3.98%
Bank of New York Hamilton Fund- Premier Shares, 4.93% (a)	476,596	$ 476,596
(Cost - $476,596)

Total Investments - 99.94%
(Cost - $11,331,946)		11,976,932
Other Assets Less Liabilities - 0.06%		7,479
NET ASSETS - 100.00%		$ 11,984,411

ADR- American Depositary Receipt
REIT- Real Estate Investment Trust
TIP- Treasury Inflation Protected
(a) Rate shown is the rate in effect at March 31, 2007

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES		March 31, 2007

	Bender	Montecito
	Growth Fund	Fund
Assets:
Investments in Securities at Market Value
(Identified cost $7,918,386 and $11,331,946,
respectively) (Note 2)	$ 11,275,568	$ 11,976,932
Receivables:
Securities Sold	196,884	-
Capital Stock Sold	-	22,750
Dividends and Interest	411	75,270
Other Assets	2,529	-
Total Assets	11,475,392	12,074,952

Liabilities:
Payable for Securities Purchased	-	74,200
Capital Stock Redeemed	125,251	-
Dividends Payable	-	297
Accrued Distribution Fees (Note 5)	18,938	6,854
Due to Custodian	92,751	-
Due to Advisor (Note 3)	5,564	2,932
Other Accrued Expenses and Liabilities	18,681	6,258
Total Liabilities	261,185	90,541

Net Assets	$ 11,214,207	$ 11,984,411

Class A Shares and Montecito Fund Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 68,666 and 1,035,427 shares
outstanding, respectively)	$ 1,814,835	$ 11,984,411

Net Asset Value and Redemption Price Per Class A Share
($1,814,835/68,666 shares and $11,984,411/1,035,427 shares,
respectively)	$ 26.43	$ 11.57

Offering Price Per Share ($26.43/0.9425 and
$11.57/0.9425, respectively)	$ 28.04	$ 12.28

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)		March 31, 2007

	Bender	Montecito
	Growth Fund	Fund
Class Y Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 164,217 shares outstanding)	$ 4,599,044

Net Asset Value, Offering and Redemption Price Per
Class Y Shares ($4,599,044/164,217 shares)	$ 28.01

Class C Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 190,107 shares outstanding)	$ 4,800,328

Net Asset Value and Offering Price Per Class C Share
($4,800,328/190,107 shares)	$ 25.25

Redemption Price Per Share ($25.25 X 0.99)*	$ 25.00

Composition of Net Assets:
At March 31, 2007, Net Assets consisted of:
Paid-in-Capital	$ 22,771,219	$ 11,003,872
Accumulated Net Realized Gains (Losses) From
Security Transactions	(14,914,194)	335,553
Net Unrealized Appreciation on Investments	3,357,182	644,986
Net Assets	$ 11,214,207	$ 11,984,411
________________
* For redemptions of Class C shares occurring within one year of purchase.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF OPERATIONS	For the Year Ended March 31, 2007

	Bender	Montecito
	Growth Fund	Fund
Investment Income:
Dividend Income (net of $0 and $120 foreign
taxes, respectively)	$ 9,324	$ 192,748
Interest Income	5,902	136,041
Total Investment Income	15,226	328,789

Expenses (Notes 3 and 5):
Investment Advisory Fees	90,554	28,198
Service Fees-Class A	26,890	60,157
Service Fees-Class Y	91,918	-
Service Fees-Class C	168,284	-
Distribution Fees-Class A	6,121	23,499
Distribution Fees-Class Y	15,815	-
Distribution Fees-Class C	93,535	-
Interest Expense	1,834	-
Total Expenses	494,951	111,854
Net Investment Income (Loss)	(479,725)	216,935

Net Realized and Unrealized Gain (Loss)
on Investments (Note 4):
Net Realized Gains From Security Transactions	5,134,622	492,361
Distributions of Realized Gains by
Other Investment Companies	-	33,138
Net Change in Net Unrealized Appreciation (Depreciation)
on Investments	(6,526,677)	357,109
Net Realized and Unrealized Gain (Loss) on Investments	(1,392,055)	882,608

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ (1,871,780)	$ 1,099,543

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2007	March 31, 2006

Operations:
Net Investment Loss	$ (479,725)	$ (662,445)
Net Realized Gain From Security Transactions	5,134,622	2,281,902
Net Change in Unrealized Appreciation (Depreciation)
on Investments	(6,526,677)	3,416,175
Net Increase (Decrease) in Net Assets
Resulting From Operations	(1,871,780)	5,035,632

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(5,024 and 12,250 shares, respectively)	128,877	318,786
Cost of Shares Redeemed
(49,013 and 64,424 shares, respectively)	(1,242,835)	(1,622,912)
Total Class A Transactions	(1,113,958)	(1,304,126)

Class Y:
Proceeds from Shares Issued
(2,278 and 25,601 shares, respectively)	62,180	652,699
Cost of Shares Redeemed
(108,507 and 247,335 shares, respectively)	(2,926,390)	(6,571,413)
Total Class Y Transactions	(2,864,210)	(5,918,714)

Class C:
Proceeds from Shares Issued
(4,039 and 9,057 shares, respectively)	101,208	224,589
Cost of Shares Redeemed
(290,124 and 168,752 shares, respectively)	(7,106,545)	(4,044,138)
Total Class C Transactions	(7,005,337)	(3,819,549)

Net Decrease in Net Assets From
Capital Share Transactions	(10,983,505)	(11,042,389)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Bender Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2007	March 31, 2006

Total Decrease in Net Assets	$ (12,855,285)	$ (6,006,757)

Net Assets:
Beginning of Year	24,069,492	30,076,249
End of Year*	$ 11,214,207	$ 24,069,492

*Includes accumulated undistributed
net investment income of:	$ -	$ -

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2007	March 31, 2006

Operations:
Net Investment Income	$ 216,935	$ 57,461
Net Realized Gain From Security Transactions	492,361	23,605
Distributions of Realized Gains by
Other Investment Companies	33,138	3,157
Net Change in Unrealized Appreciation
on Investments	357,109	274,543
Net Increase in Net Assets
Resulting From Operations	1,099,543	358,766

Distributions to Shareholders From:
Net Investment Income ($0.25 and $0.09
per share, respectively)	(217,352)	(57,742)
Net Realized Capital Gains ($0.23 and $0.00
per share, respectively)	(207,697)	-
	(425,049)	(57,742)
Capital Share Transactions:
Proceeds from Shares Issued
(393,010 and 669,226 shares, respectively)	4,419,557	6,890,584
Reinvestment of Dividends
(35,148 and 3,439 shares, respectively)	401,305	36,574
Cost of Shares Redeemed
(75,749 and 7,071 shares, respectively)	(843,948)	(73,558)

Net Increase in Net Assets From
Capital Share Transactions	3,976,914	6,853,600

Total Increase in Net Assets	4,651,408	7,154,624

Net Assets:
Beginning of Year	7,333,003	178,379
End of Year*	$ 11,984,411	$ 7,333,003

*Includes accumulated undistributed
net investment income of:	$ -	$ 417

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund- Class A Shares

	For the Year Ended March 31,
	2007	2006	2005	2004	2003

Net Asset Value,
Beginning of Year	$ 27.92	$ 22.89	$ 23.40	$ 15.36	$ 22.13

Income (Loss) From Operations:
Net investment loss	(0.45)	(0.44)	(0.38)	(0.36)	(0.29)
Net gain (loss) from securities
(both realized and unrealized)	(1.04)	5.47	(0.13)	8.40	(6.48)
Total from operations	(1.49)	5.03	(0.51)	8.04	(6.77)

Net Asset Value,
End of Year	$ 26.43	$ 27.92	$ 22.89	$ 23.40	$ 15.36

Total Return (b)	(5.34)%	21.97%	(2.18)%	52.34%	(30.59)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 1,815	$ 3,146	$ 3,773	$ 5,110	$ 3,729
Ratio of expenses
to average net assets	1.86%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment loss
to average net assets	(1.78)%	(1.76)%	(1.68)%	(1.73)%	(1.75)%
Portfolio turnover rate	13.67%	26.98%	13.44%	12.68%	19.36%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund- Class Y Shares

	For the Year Ended March 31,
	2007	2006	2005	2004	2003

Net Asset Value,
Beginning of Year	$ 29.70	$ 24.40	$ 24.98	$ 16.41	$ 23.69

Income (Loss) From Operations:
Net investment loss	(0.57)	(0.53)	(0.44)	(0.42)	(0.33)
Net gain (loss) from securities
(both realized and unrealized)	(1.12)	5.83	(0.14)	8.99	(6.95)
Total from operations	(1.69)	5.30	(0.58)	8.57	(7.28)

Net Asset Value,
End of Year	$ 28.01	$ 29.70	$ 24.40	$ 24.98	$ 16.41

Total Return (b)	(5.69)%	21.72%	(2.32)%	52.22%	(30.73)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 4,599	$ 8,031	$ 12,009	$ 18,735	$ 11,977
Ratio of expenses
to average net assets	2.22%	2.07%	1.99%	1.97%	2.00%
Ratio of net investment loss
to average net assets	(2.13)%	(1.99)%	(1.82)%	(1.85)%	(1.90)%
Portfolio turnover rate	13.67%	26.98%	13.44%	12.68%	19.36%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund- Class C Shares

	For the Year Ended March 31,
	2007	2006	2005	2004	2003

Net Asset Value,
Beginning of Year	$ 27.07	$ 22.48	$ 23.25	$ 15.44	$ 22.54

Income (Loss) From Operations:
Net investment loss	(0.78)	(0.74)	(0.64)	(0.61)	(0.50)
Net gain (loss) from securities
(both realized and unrealized)	(1.04)	5.33	(0.13)	8.42	(6.60)
Total from operations	(1.82)	4.59	(0.77)	7.81	(7.10)

Net Asset Value,
End of Year	$ 25.25	$ 27.07	$ 22.48	$ 23.25	$ 15.44

Total Return (b)	(6.72)%	20.42%	(3.31)%	50.58%	(31.50)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 4,800	$ 12,893	$ 14,294	$ 17,263	$ 12,040
Ratio of expenses
to average net assets	3.31%	3.11%	3.03%	3.02%	3.07%
Ratio of net investment loss
to average net assets	(3.22)%	(3.02)%	(2.86)%	(2.90)%	(2.97)%
Portfolio turnover rate	13.67%	26.98%	13.44%	12.68%	19.36%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Montecito Fund
					Period Ended
	For the Year Ended March 31,				March 31,
	2007	2006	2005	2004	2003**

Net Asset Value,
Beginning of Period	$ 10.74	$ 10.24	$ 10.01	$ 7.69	$ 10.00

Income (Loss) From Operations:
Net investment income	0.26	0.19	0.04	-	0.11
Net gain (loss) from securities
(both realized and unrealized)	1.05	0.40	0.19	2.37	(2.34)
Total from operations	1.31	0.59	0.23	2.37	(2.23)

Distributions to shareholders from
Net investment income	(0.25)	(0.09)	-	(0.05)	(0.08)
Net realized capital gains	(0.23)	-	-	-	-
Total distributions	(0.48)	(0.09)	-	(0.05)	(0.08)

Net Asset Value,
End of Period	$ 11.57	$ 10.74	$ 10.24	$ 10.01	$ 7.69

Total Return (b)	12.33%	5.82%	2.30%	30.83%	(22.35)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 11,987	$ 7,333	$ 178	$ 192	$ 169
Ratio of expenses
to average net assets (c)	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment loss
to average net assets (c)	2.42%	1.82%	0.39%	0.05%	1.29%
Portfolio turnover rate	33.37%	68.05%	120.02%	290.23%	0.28%
__________
** For the period April 15, 2002 (commencement of operations) through March 31, 2003.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                                           March 31, 2007

1.

ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992.  The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with two diversified funds: the Bender Growth Fund (the “Bender Fund”) and the Montecito Fund (collectively the “Funds”).   The Bender Fund offers three classes of shares, Class A, Class Y and Class C.  Class A shares commenced operations on October 1, 1998; Class C and Class Y Shares commenced operations on December 10, 1996.  Class A shares are sold with a front-end sales charge.   Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.   Class Y shares are offered continuously at net asset value.   The Montecito Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge.   The investment objective of each Fund is long-term growth of capital.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Security Valuation – Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities.  Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation are valued at the most recent bid price.

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund's adviser or sub-adviser ("Fair Value" Pricing), subject to review by the Board of Directors.  Some of the general factors that the adviser or sub-adviser should consider in determining a valuation method for an individual issue of securities for which no market quotations are readily available include, but shall not be limited to:  the fundamental analytical data relating to the investment; the nature and duration of restrictions (if any) on disposition of the securities; and evaluation of the forces that influence the market in which these securities are purchased or sold. There were no securities which were Fair Valued as of March 31, 2007.

Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date of the security purchase or sale.  In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Purchase discounts and premiums on

NOTES TO FINANCIAL STATEMENTS  (Continued)                                   March 31, 2007

securities held by a Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

Federal Income Taxes – The Funds have complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

Net Asset Value Per Share – The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding.  A sales charge may apply when purchasing Bender Fund’s Class A shares or Montecito Fund’s shares.  Bender Fund’s Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent.

Use of Estimates in the Preparation of Financial Statements – The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Company indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Company.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred.  However, based on experience, the Company expects the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS (Continued)                                  March 31, 2007

New Accounting Pronouncements – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  FIN 48 becomes effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006.  At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of the Funds.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  At this time management does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Company by SBG Capital Management, Inc. (the “Advisor”). Under the terms of the investment advisory agreements, the Advisor receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets of the Bender Fund and the Advisor receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million of the Montecito Fund.     For the year ended March 31, 2007, the Advisor received advisory fees of $90,554 and $28,198 from Bender Fund and Montecito Fund, respectively.

The Company and the Advisor have entered into a distribution agreement with Capital Research Brokerage Services, LLC, an affiliate of the Advisor, to serve as national distributor (the “Distributor”). The Distributor selects brokers and other financial professionals to sell shares of the Funds and coordinate their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Advisor pays the distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700.  For the year ended March 31, 2007, the Distributor received approximately $18,500 in commissions from the sale of fund shares.

NOTES TO FINANCIAL STATEMENTS (Continued)                                  March 31, 2007

The Advisor has entered into a Sub-Advisory Agreement with Robert Bender & Associates, Inc. (“RBA”) on behalf of the Bender Fund.  Under the terms of the Sub-Advisory Agreement, RBA receives a monthly fee from the Advisor calculated at an annual rate of 0.30% of the average daily net assets of the Bender Fund in excess of $10 million.  No monthly fees are paid to RBA for the first $10 million in average daily net assets.  The Advisor is responsible for the supervision and payment of fees to RBA in connection with its services.

Prior to their resignation on November 15, 2006, Seidler Investment Advisors Incorporated (“SIA”) served as the sub-advisor to the Montecito Fund pursuant to an agreement with the Advisor.  Under the terms of the agreement, SIA received a monthly fee from the Advisor calculated at an annual rate of 0.25% of  the average daily net assets of the Montecito Fund in excess of $10 million.  Mr. Blake T. Todd, formerly an officer of SIA, continues to serve as portfolio manager to the Montecito Fund as an employee of the Advisor.

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Bender Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Bender Fund. Under the terms of the agreement, the Bender Fund will pay to the Advisor a monthly fee calculated at the following annual rates:

Class A	1.10% of average daily net assets
Class Y	2.00% of first $2.5 million; 1.10% in excess of $2.5 million of average daily net assets
Class C	2.00% of first $7.5 million; 1.10% in excess of $7.5 million of average daily net assets

For the year ended March 31, 2007, the Advisor received service fees of $287,092 from the Bender Fund.

Under the terms of an Operating Service Agreement, the Advisor will provide day-to-day operational services to the Montecito Fund. The Operational Services Agreement provides that the Advisor pays all fees and expenses associated with the Montecito Fund. Under the terms of the agreement, the Montecito Fund will pay to the Advisor a monthly fee calculated at the annual rate of 0.64% of average daily net assets.   For the year ended March 31, 2007, the Advisor received service fees of $60,157 from the Montecito Fund.

Gemini Fund Services, LLC (“GFS”) serves as administrator and provides accounting services to the Funds pursuant to an administration agreement.  Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  The Funds and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds.  Pursuant to the terms of the Operating Service Agreement, the Advisor pays all service fees to GFS.

The Company and The Bank of New York (the “Custodian”) are parties to a custodial agreement (the “Custody Agreement’) under which the Custodian holds cash, securities and other assets of the Funds as required by the Act.  The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.  GFS serves as the custody administrator to the Funds pursuant to the terms of the Custody Agreement.  For providing such services, GFS receives a

NOTES TO FINANCIAL STATEMENTS (Continued)                                  March 31, 2007

monthly fee based upon an annual percentage rate of a Fund’s assets, subject to certain minimums, plus certain transactional charges.

Pursuant to a service agreement with the Company, Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Company, including related administrative support.  Under the terms of such agreement, FCS is paid an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.

John P. Odell and Steven W. Arnold are officers and directors of the Advisor, the Distributor and the Company.  They are also the co-owners of RBA Client Services, LLC, a firm that previously provided marketing services to RBA.  RBA pays RBA Client Services, LLC an ongoing asset-based fee for all advisory client relationships established as a result of the marketing efforts of RBA Client Services, LLC.  Certain officers and/or trustees of the Advisor and GFS are also officers/directors of the Company.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2007 were as follows:

	Purchases	Sales
Bender Fund	$2,459,556	$13,752,345
Montecito Fund	6,654,192	3,018,621

As of March 31, 2007, net unrealized appreciation and depreciation on investment securities for book and federal income tax purposes were as follows:

	Appreciation	Depreciation	Net Unrealized Appreciation
Bender Fund	$3,560,335	$(203,153)	$3,357,182
Montecito Fund	741,144	(96,158)	644,986

5.

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Act.  The Bender Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders.  With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services.  The Montecito Fund distribution plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Fund.   For the year ended March 31, 2007, distribution

NOTES TO FINANCIAL STATEMENTS (Continued)                                  March 31, 2007

fees of $6,121, $15,815 and $93,535 were paid for Bender Fund Class A, Class Y and Class C shares, respectively and $23,499 was paid for the Montecito Fund shares.

6.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act. As of March 31, 2007, Charles Schwab & Co., Inc. held approximately 30% of the voting securities of Bender Fund Class Y shares for the benefit of others.

7.

TAX INFORMATION

In accordance with industry practice, the Bender Fund has recorded a reclassification in the capital accounts. As of March 31, 2007, the Bender Fund recorded permanent book/tax differences of $479,725,  from undistributed net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Funds and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

The tax character of distributions paid to the Montecito Fund shareholders during the fiscal years ended March 31, 2007 and 2006 was as follows:

	Fiscal Year Ended March 31,
Distributions to Shareholders From:	2007	2006
Ordinary Income	$382,223	$57,742
Long-Term Capital Gains	42,826	―
	$425,049	$57,742

The Bender Fund had no distributions paid to shareholders during the same time periods.

As of March 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Gains	Capital Loss Carryforward	Unrealized Appreciation
Bender Fund	$ ―	$ ―	$(14,914,194)	$3,357,182
Montecito Fund	55,725	279,828	―	644,986

NOTES TO FINANCIAL STATEMENTS (Continued)                                  March 31, 2007

As of March 31, 2007, the Bender Fund had, for Federal income tax purposes, capital losses which may be carried over to offset future capital gains.  The capital loss carryforwards expire on March 31 of the years indicated below:

	2010	2011	2012	2013
Bender Fund.	$6,771,196	$1,784,760	$3,197,676	$3,160,562

8.

SUBSEQUENT EVENT

Effective June 1, 2007, the Bender Fund will no longer be sub-advised by Robert Bender & Associates, Inc.   Mr.  Neil D. Berlant will serve as portfolio manager for the Fund as an employee of the Advisor.

In addition, at a meeting held on May 9, 2007, the Board of Directors unanimously voted to authorize the Advisor to make the required regulatory filings to allow the Fund to pursue new investment strategies and to re-name the Fund to reflect such new investment strategies. Details concerning the foregoing will be disclosed in the Company’s Prospectus and Statement of Additional Information that will be effective on August 1, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Directors

Santa Barbara Group of Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Santa Barbara Group of Mutual Funds, Inc. (the “Funds”), comprising The Bender Growth Fund and The Montecito Fund as of March 31, 2007, and the related statements of operations for the year then ended and statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for the periods indicated prior to March 31, 2004 were audited by another independent accounting firm who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the Funds’ custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Funds constituting The Santa Barbara Group of Mutual Funds, Inc., as of March 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

May 17, 2007

THE DIRECTORS AND OFFICERS (Unaudited

The following table provides information about each Director who is an “interested” person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940.  Unless otherwise noted, the address of each Director is 107 South Fair Oaks Avenue, Suite 315, Pasadena, CA 91105.  The term of office for Directors is for the duration of the Company or until removal, resignation or retirement; officers are elected annually.

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Current Directorships
Steven W. Arnold[1] Born: 1955	Director and Co-Chairman of the Board since 1996, Treasurer and Co-President of the Funds since 1996

Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.

John P. Odell[1] Born: 1966	Director and Co-Chairman of the Board since 1998, Co-President and Secretary of the Funds since 1998

Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.

1 Steven W. Arnold and John P. Odell are deemed to be “interested persons” of the Company, as defined by the 1940 Act.  Steven W. Arnold and John P. Odell are both officers of the Company’s investment advisor.

THE DIRECTORS AND OFFICERS (Unaudited) (Continued)

The following table provides information about each Director who is not an “interested” person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940.  As of March 31, 200 7 , each Director was responsible for the oversight of the Bender Growth Fund and Montecito Fund.  Unless otherwise noted, the address of each Director is 107 South Fair Oaks Avenue, Suite 315, Pasadena, CA 91105.

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Current Directorships
Harvey A. Marsh Born: 1938	Director since 1998	Certified Public Accountant; self-employed Financial Consultant (1996-1998; 2001-present); Chief Financial Officer for Golden Systems, Inc. (1998-2001).
Wayne F. Turkheimer Born: 1952	Director since 1998	Attorney in solo practice since 1986 specializing in general business, probate and estate law.
Glory I. Burns Born: 1952	Director since 1998	Professor at Colorado State University since 1991; Director of First Main Street Bank (1997-Present).

The following table provides information about each officer who is not a Director of the Santa Barbara Group of Mutual Funds, Inc.

Name, Address and Age	Title	Principal Officer who is not a Director, Occupation(s) During Past 5 Years
Michael J. Wagner c / o Fund Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Born: 1950	Chief Compliance Officer since August 2006

President of Fund Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present);

President of Gemini Fund Services, LLC (2003 – 2006); Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- present).

The Company’s Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling (800) 723-8637.

FUND EXPENSES (Unaudited)                               March 31, 2007

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/06)	Ending Account Value (3/31/07)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/06-3/31/07)
Bender Growth Fund
Actual:
Class A	$1,000.00	$1,084.08	1.87%	$9.72
Class Y	1,000.00	1,082.31	2.26%	11.73
Class C	1,000.00	1,075.37	3.42%	17.70
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,015.61	1.87%	$9.40
Class Y	1,000.00	1,013.66	2.26%	11.35
Class C	1,000.00	1,007.88	3.42%	17.12

FUND EXPENSES (Unaudited) (Continued)                 March  31, 2007

	Beginning Account Value (10/1/06)	Ending Account Value (3/31/07)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/06-3/31/07)
Montecito Fund
Actual	$1,000.00	$1,064.52	1.19%	$6.13
Hypothetical (5% return before expenses)	1,000.00	1,019.00	1.19%	5.99

   *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Form N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

INVESTMENT ADVISOR

SBG Capital Management, Inc.

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

For more complete information about The Bender Growth Fund and The Montecito Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

SANTA BARBARA GROUP OF MUTUAL FUNDS THE BENDER GROWTH FUND THE MONTECITO FUND ANNUAL REPORT MARCH 31, 2007

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors determined that the registrant does not have an audit committee financial expert.  It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$ 20,615

FY 2006

$ 20,275

(b)

Audit-Related Fees

FY 2007

$        0

FY 2006

$        0

Nature of the fees:

(c)

Tax Fees

FY 2007

$ 2,200

FY 2006

$ 2,730

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2007

$ 0

$ 0

FY 2006

$ 0

$ 0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

Beginning with non-audit service contracts entered into on or after May 28, 2003, the registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2007 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

0%

Tax Fees:

0%

0%

All Other Fees:

0%

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2007

$ 2,200

$ None

FY 2006

$ 2,730

$ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2007.

Item 5. Audit Committee of Listed Registrants.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Santa Barbara Group of Mutual Funds, Inc.

By (Signature and Title)

*/s/ John P. Odell, Co-Chairman, Co-President & Secretary

Date

6/8/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ John P. Odell, Co-Chairman, Co-President & Secretary

Date

6/8/07

By (Signature and Title)

*/s/ Steven W. Arnold, Co-Chairman, Co-President & Treasurer

Date

6/8/07